UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

June 14, 2016
Date of Report (Date of Earliest Event Reported)

The Chemours Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36794	46-4845564
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

1007 Market Street
Wilmington, Delaware, 19899
(Address of principal executive offices)

Registrant’s telephone number, including area code: (302) 773-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On June 14, 2016, The Chemours Company (“Chemours”) issued a press release announcing its entry into a definitive agreement, dated as of June 13, 2016, to sell the Sulfur Products business of its Chemical Solutions segment to Veolia North America for $325 million in cash. Chemours anticipates closing the transaction within the second half of 2016, subject to customary closing conditions and regulatory approvals. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.
Item 9.01.    Financial Statements and Exhibits

(d)	Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release, dated June 14, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEMOURS COMPANY

By:	/s/ Mark E. Newman
Mark E. Newman
Senior Vice President and Chief Financial Officer
Date:	June 14, 2016